Exhibit (13)(b)

AMENDMENT

dated as of

June 11, 2018

to the

LEARS FEE AGREEMENT

dated as of

December 30, 2010

between

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.,

as Issuer

and

CITIBANK, N.A.,

as Liquidity Provider

BlackRock MuniYield New Jersey Fund, Inc.

Series W-7

Variable Rate Demand Preferred Shares (“VRDP Shares”)

- i -

AMENDMENT TO THE

LEARS FEE AGREEMENT

AMENDMENT TO THE LEARS FEE AGREEMENT dated as of June 11, 2018 (this “Amendment”)

BETWEEN:

(1)	BLACKROCK MUNIYIELD NEW JERSEY FUND, INC., a closed-end investment company organized as a Maryland corporation, as issuer (the “Fund”); and

(2)	CITIBANK, N.A. a national banking association, including its successors and assigns, as liquidity provider (the “Liquidity Provider”) and, to the extent provided herein, in its individual capacity.

WHEREAS:

The Fund issued pursuant to its Articles Supplementary Establishing and Fixing the Rights of Variable Rate Demand Preferred Shares, dated April 20, 2011, as the same may be amended from time to time (the “Articles Supplementary”), its Series W-7 Variable Rate Demand Preferred Shares (the “VRDP Shares”);

The Fund entered into the LEARS Fee Agreement with the Liquidity Provider, dated as of December 30, 2010, as amended (the “VRDP Shares Fee Agreement”), relating to the VRDP Shares;

The Fund has determined to issue 778 additional VRDP Shares in connection with the reorganizations of BlackRock New Jersey Municipal Bond Trust and Blackrock New Jersey Municipal Income Trust with the Fund (the “Issuance”); and

The Fund and the Liquidity Provider wish to amend certain provisions of the VRDP Shares Fee Agreement in respect of the rights and obligations of the Fund and the Liquidity Provider and, to the extent provided therein, Citibank, under the VRDP Shares Fee Agreement in connection with the Issuance.

NOW, THEREFORE, in consideration of the respective agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Any capitalized terms used in this Amendment but not defined herein shall have the meanings given to such capitalized terms in the VRDP Shares Fee Agreement.

ARTICLE II

SCHEDULE I

Schedule I of the VRDP Shares Fee Agreement is hereby deleted in its entirety and replaced with the Schedule I attached to this Amendment.

ARTICLE III

MISCELLANEOUS

SECTION 3.01.	Successors and Assigns.

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights under this Amendment, by operation of law or otherwise, without the prior written consent of the other party. Any assignment without such prior written consent shall be void.

SECTION 3.02.	Governing Law.

This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AMENDMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 3.03.	Waiver of Jury Trial.

THE FUND AND CITIBANK, IN ITS INDIVIDUAL CAPACITY AND AS THE LIQUIDITY PROVIDER, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AMENDMENT.

SECTION 3.04.	Counterparts.

This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 3.05.	Beneficiaries.

This Amendment is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder.

SECTION 3.06.	Non-petition Covenant.

Notwithstanding any prior termination of the VRDP Shares Fee Agreement, Citibank, in its individual capacity and in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends, petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, Citibank, in its individual capacity and in its capacity as Liquidity Provider, from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than Citibank, in its individual capacity or in its capacity as Liquidity Provider, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 3.07.	Consents.

Citibank, in its individual capacity and in its capacity as Liquidity Provider, hereby consents to the Fund’s amendments to the Articles Supplementary and the VRDP Shares certificate, in the forms attached hereto as Exhibits A and B, respectively.

SECTION 3.08.	Notices to Citibank.

For purposes of Section 8.01 of the VRDP Shares Fee Agreement, the notice address for Citibank in its individual capacity or its capacity as Liquidity Provider is as follows:

Citibank, N.A.

388 Greenwich Street, 8th Floor

New York, NY 10013

Attention: MSD Middle Office Manager

Telephone: (212) 723-6320

Telecopy: (212) 723-8642

Email: msdcititob@citi.com

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC., as Issuer

By:	/s/ Jonathan Diorio
Name: Jonathan Diorio
Title: Vice President

CITIBANK, N.A., in its individual capacity and as Liquidity Provider

By:	/s/ Jessica Emery
Name: Jessica Emery
Title: Vice President

[Signature Page to Amendment to MYJ Fee Agreement]

SCHEDULE I

Description of VRDP Shares:	1,800 Series W-7 Variable Rate Demand Preferred Shares, par value $0.10 per share, with a liquidation preference of $100,000 per share.

Initial Remarketing Agent:	Citigroup Global Markets Inc.

EXHIBIT A

EXHIBIT B

AMENDMENT

dated as of

June 11, 2018

to the

VRDP SHARES PURCHASE AGREEMENT

dated as of

April 21, 2011

between

THE BANK OF NEW YORK MELLON,

as Tender and Paying Agent

and

CITIBANK, N.A.,

as Liquidity Provider

BlackRock MuniYield New Jersey Fund, Inc.

Series W-7 Variable Rate Demand Preferred Shares

AMENDMENT

TO THE

VRDP SHARES PURCHASE AGREEMENT

AMENDMENT TO THE VRDP SHARES PURCHASE AGREEMENT dated as of June 11, 2018 (this “Amendment”)

BETWEEN:

(1)	THE BANK OF NEW YORK MELLON, a New York banking corporation, including its successors and assigns, as tender and paying agent, (the “Tender and Paying Agent”); and

(2)	CITIBANK, N.A., a national banking association, as liquidity provider, (the “Liquidity Provider”).

WHEREAS:

BlackRock MuniYield New Jersey Fund, Inc. (the “Fund”) issued pursuant to its Articles Supplementary Establishing and Fixing the Rights of Variable Rate Demand Preferred Shares, dated April 20, 2011, as the same may be amended from time to time (the “Articles Supplementary”), its Series W-7 Variable Rate Demand Preferred Shares (the “VRDP Shares”);

In connection with the issuance of the VRDP Shares, the Tender and Paying Agent and the Liquidity Provider entered into a VRDP Shares Purchase Agreement, dated as of April 21, 2011, as amended June 20, 2012 (the “VRDP Shares Purchase Agreement”);

The Fund has determined to issue 778 additional VRDP Shares in connection with the reorganizations of BlackRock New Jersey Municipal Bond Trust and Blackrock New Jersey Municipal Income Trust with the Fund (the “Issuance”); and

The Liquidity Provider wishes to amend, and the Fund has consented to the Tender and Paying Agent entering into this Amendment for the purposes of modifying certain provisions of the VRDP Shares Purchase Agreement in connection with the Issuance.

NOW, THEREFORE, in consideration of the respective agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

MODIFICATIONS TO THE VRDP SHARES PURCHASE AGREEMENT

SECTION 1.01.	Definitions.

Any capitalized terms used in this Amendment but not defined herein shall have the meanings given to such capitalized terms in the VRDP Shares Purchase Agreement.

1

SECTION 1.02.	Schedule I.

Schedule I of the VRDP Shares Purchase Agreement is hereby deleted in its entirety and replaced with the Schedule I attached to this Amendment.

ARTICLE II

MISCELLANEOUS

SECTION 2.01.	Successors and Assigns.

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The assignment or otherwise transfer of any party’s rights under this Amendment shall be governed by Section 7.05 of the VRDP Shares Purchase Agreement.

SECTION 2.02.	Governing Law.

This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AMENDMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 2.03.	Waiver of Jury Trial.

THE TENDER AND PAYING AGENT AND THE LIQUIDITY PROVIDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AMENDMENT.

SECTION 2.04.	Counterparts.

This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 2.05.	Beneficiaries.

This Amendment is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase VRDP Shares in accordance with the terms and conditions of the VRDP Purchase Agreement as amended hereby is made for the benefit of the Holders and Beneficial Owners from time to time of the VRDP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

2

SECTION 2.06.	Consents.

Reference is hereby made to the Tender and Paying Agent Agreement, dated as of April 21, 2011, as amended (the “Tender and Paying Agent Agreement”), by and between the Fund and the Tender and Paying Agent. The Liquidity Provider in respect of the series of VRDP Shares issued by the Fund, and for itself as owner of all of the beneficial ownership interests in all of such VRDP Shares issued by the Fund, hereby consents to the Tender and Paying Agent entering into the Amendment, dated as of June 11, 2018 to the Tender and Paying Agent Agreement and this Amendment.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:	/s/ Glenn McKeever
Name: Glenn McKeever
Title: Vice President

CITIBANK, N.A., as Liquidity Provider

By:	/s/ Jessica Emery
Name: Jessica Emery
Title: Vice President

[MYJ VRDP Amendment to Purchase Agreement]

The Fund hereby consents to this Amendment:

BlackRock MuniYield New Jersey Fund, Inc.

By:	/s/ Jonathan Diorio
Name:	Jonathan Diorio
Title:	Vice President

[MYJ VRDP Amendment to Purchase Agreement]

The Remarketing Agent hereby consents to this Amendment:

Citigroup Global Markets Inc.

By:	/s/ Peter O’Connor
Name:	Peter O’Connor
Title:	Manging Director

[MYJ VRDP Amendment to Purchase Agreement]

SCHEDULE I

Description of VRDP Shares:	1,800 Series W-7 Variable Rate Demand Preferred Shares, par value $0.10 per share, with a liquidation preference of $100,000 per share.

Initial Remarketing Agent:	Citigroup Global Markets Inc.

AMENDMENT

dated as of

June 11, 2018

to the

VRDP SHARES REMARKETING AGREEMENT

dated as of

April 21, 2011

between

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.,

and

CITIGROUP GLOBAL MARKETS INC.,

BlackRock MuniYield New Jersey Fund, Inc.

Series W-7

Variable Rate Demand Preferred Shares (“VRDP Shares”)

AMENDMENT

TO THE

VRDP SHARES REMARKETING AGREEMENT

AMENDMENT TO THE VRDP SHARES REMARKETING AGREEMENT dated as of June 11, 2018 (this “Amendment”)

BETWEEN:

(1)	BLACKROCK MUNIYIELD NEW JERSEY FUND, INC., a closed-end investment company organized as a Maryland corporation (the “Fund”); and

(2)	CITIGROUP GLOBAL MARKETS INC., a New York corporation, (the “Remarketing Agent”).

WHEREAS:

The Fund issued pursuant to its Articles Supplementary Establishing and Fixing the Rights of Variable Rate Demand Preferred Shares, dated April 20, 2011, as the same may be amended from time to time (the “Articles Supplementary”), its Series W-7 Variable Rate Demand Preferred Shares (the “VRDP Shares”);

In connection with the issuance of the VRDP Shares, the Fund and the Remarketing Agent entered into a VRDP Shares Remarketing Agreement, dated as of April 21, 2011, as amended (the “Remarketing Agreement”) pursuant to which the Remarketing Agent agreed to act as agent for the Fund for the remarketing of the VRDP Shares that may be tendered for purchase from time to time and to perform certain other duties for the Fund;

The Fund has determined to issue 778 additional VRDP Shares in connection with the reorganizations of BlackRock New Jersey Municipal Bond Trust and Blackrock New Jersey Municipal Income Trust with the Fund (the “Issuance”); and

The Fund and the Remarketing Agent wish to amend certain provisions of the Remarketing Agreement in respect of the rights and obligations of the Fund and the Remarketing Agent under the Remarketing Agreement in connection with the Issuance.

NOW, THEREFORE, in consideration of the respective agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE III

MODIFICATIONS TO THE REMARKETING AGREEMENT

SECTION 3.01.	Definitions.

(a) The definition of VRDP Shares in the preamble of the Remarketing Agreement is hereby amended to mean 1,800 Series W-7 Variable Rate Demand Preferred Shares, par value $0.10 per share.

1

(b) Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Remarketing Agreement, Articles Supplementary or Notice of Special Rate Period, dated as of June 20, 2012, as amended from time to time.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01.	Successors and Assigns.

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights under this Amendment, by operation of law or otherwise, without the prior written consent of the other party. Any assignment without such prior written consent shall be void.

SECTION 4.02.	Governing Law.

This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AMENDMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 4.03.	Waiver of Jury Trial.

THE FUND AND THE REMARKETING AGENT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AMENDMENT.

SECTION 4.04.	Counterparts.

This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 4.05.	Beneficiaries.

This Amendment is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder.

2

SECTION 4.06.	Consents.

The Remarketing Agent hereby consents to the Fund’s amendments to the Articles Supplementary and the VRDP Shares certificate, in the forms attached hereto as Exhibits A and B, respectively.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

By:	/s/ Jonthan Diorio
Name: Jonathan Diorio
Title: Vice President

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Peter O’Connor
Name: Peter O’Connor
Title: Managing Director

[MYJ VRDP Amendment to Remarketing Agreement]

The Liquidity Provider hereby consents to this Amendment:

Citibank, N.A.

By:	/s/ Jessica Emery
Name:	Jessica Emery
Title:	Vice President

[MYJ VRDP Amendment to Remarketing Agreement]

EXHIBIT A

EXHIBIT B

AMENDMENT

dated as of

June 11, 2018

to the

TENDER AND PAYING AGENT AGREEMENT

between

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

and

THE BANK OF NEW YORK MELLON,

as Tender and Paying Agent

Dated as of April 21, 2011

relating to

Series W-7 Variable Rate Demand Preferred Shares

Liquidation Preference $100,000 per Share

of

BlackRock MuniYield New Jersey Fund, Inc.

AMENDMENT

TO THE

TENDER AND PAYING AGENT AGREEMENT

AMENDMENT TO THE TENDER AND PAYING AGENT AGREEMENT dated as of June 11, 2018 (this “Amendment”)

BETWEEN:

(1)	BLACKROCK MUNIYIELD NEW JERSEY FUND, INC., a closed-end investment company organized as a Maryland corporation (the “Fund”); and

(2)	THE BANK OF NEW YORK MELLON, a New York banking corporation, including its successors and assigns, as tender and paying agent, (the “Tender and Paying Agent”).

WHEREAS:

The Fund issued pursuant to its Articles Supplementary Establishing and Fixing the Rights of Variable Rate Demand Preferred Shares, dated April 20, 2011, as the same may be amended from time to time (the “Articles Supplementary”), its Series W-7 Variable Rate Demand Preferred Shares (the “VRDP Shares”);

In connection with the issuance of the VRDP Shares, the Tender and Paying Agent and the Fund entered into a Tender and Paying Agent Agreement, dated as of April 21, 2011, as amended (the “Tender and Paying Agent Agreement”);

The Fund has determined to issue 778 additional VRDP Shares in connection with the reorganizations of BlackRock New Jersey Municipal Income Trust and BlackRock New Jersey Municipal Bond Trust with the Fund (the “Issuance”); and

The Fund wishes to amend, and hereby requests the Tender and Paying Agent to enter into this Amendment for the purpose of modifying certain of the respective rights and obligations of the Fund and the Tender and Paying Agent under the Tender and Paying Agent Agreement in connection with the Issuance.

NOW, THEREFORE, in consideration of the respective agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE V

MODIFICATIONS TO THE TENDER AND PAYING AGENT AGREEMENT

SECTION 5.01.	Definitions.

(a) The definition of VRDP Shares in the Tender and Paying Agent Agreement is hereby amended to mean 1,800 Series W-7 Variable Rate Demand Preferred Shares, par value $0.10 per share.

1

(b) Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Tender and Paying Agent Agreement, the Articles Supplementary or Notice of Special Rate Period, dated as of June 20, 2012, as amended from time to time.

ARTICLE VI

MISCELLANEOUS

SECTION 6.01.	Successors and Assigns.

This Amendment shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of each of the Fund and the Tender and Paying Agent. The assignment or otherwise transfer of any party’s rights under this Amendment shall be governed by Section 7.06 of the Tender and Paying Agent Agreement.

SECTION 6.02.	Governing Law.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE FUND AND THE TENDER AND PAYING AGENT EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

THE FUND AND THE TENDER AND PAYING AGENT EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN THE PRECEDING PARAGRAPH OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

2

SECTION 6.03.	Waiver of Jury Trial.

EACH OF THE FUND, THE TENDER AND PAYING AGENT AND EACH THIRD PARTY BENEFICIARY OF THIS AMENDMENT HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO OR BENEFICIARIES HEREOF AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AMENDMENT.

SECTION 6.04.	Counterparts.

This Amendment may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

SECTION 6.05.	Beneficiaries.

Nothing herein, express or implied, shall give to any Person, other than the Fund, the Tender and Paying Agent and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim hereunder, provided that the Liquidity Provider, Holders and Beneficial Owners shall be express third party beneficiaries hereof and of the Tender and Paying Agent Agreement as amended hereby to the extent provided in Section 7.04 of the Tender and Paying Agent Agreement.

SECTION 6.06.	Consents.

Pursuant to Section 6.01(g) of the Tender and Paying Agent Agreement , the Tender and Paying Agent hereby consents to the Fund’s amendments to the Articles Supplementary, in the form attached hereto as Exhibit A.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

By:	/s/ Jonathan Diorio
Name: Jonathan Diorio
Title: Vice President

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:	/s/ Glenn McKeever
Name: Glenn McKeever
Title: Vice President

[MYJ VRDP Amendment to Tender and Paying Agent Agreement]

The Liquidity Provider and Remarketing Agent hereby consent to this Amendment:

Citibank, N.A. as Liquidity Provider		Citigroup Global Markets Inc. as Remarketing Agent
By:	/s/ Jessica Emery	By:	/s/ Peter O’Connor
Name:	Jessica Emery	Name:	Peter O’Connor
Title:	Vice President	Title:	Managing Director

[MYJ VRDP Amendment to Tender and Paying Agent Agreement]

EXHIBIT A

REQUEST FOR EXTENSION OF

SCHEDULED TERMINATION DATE

OF THE

VRDP SHARES FEE AGREEMENT AND

VRDP SHARES PURCHASE AGREEMENT

Pursuant to Section 2.02 of the LEARS Fee Agreement (the “VRDP Shares Fee Agreement”), dated as of December 30, 2010, as amended from time to time, by and between BlackRock MuniYield New Jersey Fund, Inc., as issuer (the “Fund”) and Citibank, N.A., as liquidity provider (the “Liquidity Provider”), and Section 2.03 of the VRDP Shares Purchase Agreement (the “VRDP Shares Purchase Agreement”), dated as of April 21, 2011, as amended from time to time, by and between The Bank of New York Mellon, as tender and paying agent (the “Tender and Paying Agent”), and the Liquidity Provider, the Fund hereby requests that the Liquidity Provider extend the Scheduled Termination Date of the VRDP Shares Fee Agreement and VRDP Shares Purchase Agreement to July 4, 2019 (the “Extension”).

The Extension shall be effective upon your unconditional acceptance of the Extension or such other date as may be agreed to by the Liquidity Provider and the Fund (the “Effective Date”).

Please respond with your acceptance, conditional acceptance or rejection of the Extension within 30 days of your receipt of this request for the Extension. This request for the Extension may be withdrawn by the Fund at any time prior the Liquidity Provider’s unconditional acceptance of the Extension. You may respond to the Fund by contacting the Fund at the following address, telephone number, facsimile number or email address:

Todd Smith

1 University Square Drive

Princeton, NJ 08540-6455

Email: todd.m.smith@blackrock.com

Phone: 1-609-282-0521

Fax: 1-609-282-1218

If you accept the Extension, please sign and return a copy hereof to the Fund. Upon effectiveness of the Extension, the Scheduled Termination Date of the VRDP Shares Fee Agreement and the VRDP Shares Purchase Agreement shall automatically be extended to July 4, 2019. Upon effectiveness of the Extension, the Fund will send a fully executed copy of this request to the Tender and Paying Agent for its acknowledgement, with instructions to send a notice of the Extension to the Holders of the VRDP Shares (with a copy to Beneficial Owners to the extent provided in the Tender and Paying Agent Agreement).

Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the VRDP Shares Fee Agreement.

Except as modified by the Extension as of the Effective Date, the VRDP Shares Fee Agreement and the VRDP Shares Purchase Agreement shall remain in full force and effect in accordance with the terms and subject to the conditions set forth therein.

This request shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS REQUEST OR ANY MATTERS CONTEMPLATED HEREBY.

If any provision of this request shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdiction or jurisdictions, because it conflicts with any provision of any constitution, statute, rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstance or jurisdiction, or of rendering any other provision or provisions of this request invalid, inoperative or unenforceable to any extent whatsoever.

This request may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this request to be duly executed by their respective authorized officers.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC., as Issuer

By:
Name: Jonathan Diorio
Title: Vice President
Date:

CITIBANK, N.A., as Liquidity Provider

By:
Name:
Title:
Date:

Acknowledged by:

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:
Date:

3

FORM OF OMNIBUS AMENDMENT

TO

TENDER AND PAYING AGENT AGREEMENT

This amendment (this “Amendment”), dated as of June 11, 2018, to each Tender and Paying Agent Agreement, dated as of April 21, 2011, May 19, 2011 or June 14, 2012, as applicable, between The Bank of New York Mellon, a New York banking corporation, including its successors and assigns, as tender and paying agent (the “Tender and Paying Agent”), and each of the funds party hereto (each, a “Fund”), as amended from time to time (each, as amended, an “Agreement”). Capitalized terms used herein and not otherwise defined herein with respect to a Fund shall have the meanings set forth in such Fund’s Agreement.

WHEREAS, each Fund has extended the Special Rate Period to June 19, 2019 and amended the definition of Ratings Spread in the Notice of Special Rate Period (the “Amendments to the Notice of the Special Rate Period”); and

WHEREAS, each Fund wishes to amend, and hereby instructs the Tender and Paying Agent to enter into this Amendment for the purpose of modifying the definitions of Special Rate Period and Ratings Spread in such Fund’s Agreement to reflect such Fund’s Amendments to the Notice of Special Rate Period.

ACCORDINGLY, each Agreement is hereby amended as follows:

ARTICLE I

AMENDMENTS

SECTION 1.01 Definition of Special Rate Period.

All references to “Special Rate Period” in the Agreement shall be to the Special Rate Period as extended to June 19, 2019, or such later date to which it may be further extended in accordance with the terms of the Notice of Special Rate Period, as amended from time to time.

SECTION 1.02 Definition of Ratings Spread.

As of June 20, 2018, the definition of “Ratings Spread” in each Agreement is hereby deleted and replaced with the definition of “Ratings Spread” set forth below:

“Ratings Spread” means, with respect to an SRP Calculation Period, the percentage per annum set forth below opposite the highest applicable credit rating assigned to the VRDP Shares, unless the lowest applicable rating is below A3/A-, in which case the Ratings Spread shall mean the percentage per annum set forth below opposite the lowest applicable credit rating assigned to the VRDP Shares by Moody’s, Fitch or any Other Rating Agency, in each case rating the VRDP Shares at the request of the Fund, on the SRP Calculation Date for such SRP Calculation Period:

Moody’s/Fitch	Percentage
Aaa/AAA	0.87%
Aa3/AA- to Aa1/AA+	1.20%
A3/A- to A1/A+	2.00%
Baa3/BBB- to Baa1/BBB+	3.00%
Non-investment grade or Unrated	4.00%

Except as amended or set forth above, each Agreement remains in full force and effect.

ARTICLE II

MISCELLANEOUS

SECTION 2.01 Successors and Assigns.

This Amendment shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of each Fund and the Tender and Paying Agent. The assignment or otherwise transfer of any party’s rights under this Amendment with respect to any Agreement shall be governed by Section 7.06 of such Agreement.

SECTION 2.02 Governing Law.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

EACH FUND AND THE TENDER AND PAYING AGENT EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

EACH FUND AND THE TENDER AND PAYING AGENT EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT

2

IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN THE PRECEDING PARAGRAPH OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 2.03 Waiver of Jury Trial.

EACH FUND, THE TENDER AND PAYING AGENT AND EACH THIRD PARTY BENEFICIARY OF THIS AMENDMENT HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO OR BENEFICIARIES HEREOF AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AMENDMENT.

SECTION 2.04 Counterparts.

This Amendment may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

SECTION 2.05 Beneficiaries.

Nothing herein, express or implied, shall give to any Person, other than a Fund, the Tender and Paying Agent and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim hereunder, provided that the Liquidity Provider, Holders and Beneficial Owners shall be express third party beneficiaries hereof and of such Fund’s Agreement as amended hereby to the extent provided in Section 7.04 of such Fund’s Agreement.

SECTION 2.06 Articles and Section Headings.

The Articles and Section headings herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning hereof.

SECTION 2.07 Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

[Signature Pages Follows]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

The Bank of New York Mellon, as Tender and Paying Agent

By:
Title:

[Signature Page to Omnibus Amendment to Tender and Paying Agent Agreement]

BlackRock MuniYield Arizona Fund, Inc.		BlackRock MuniYield New York Quality Fund, Inc.

By:	Jonathan Diorio	By:	Jonathan Diorio
Title:	Vice President	Title:	Vice President

BlackRock MuniYield California Fund, Inc.		BlackRock MuniYield Investment Fund

By:	Jonathan Diorio	By:	Jonathan Diorio
Title:	Vice President	Title:	Vice President

BlackRock MuniYield Michigan Quality Fund, Inc.		BlackRock Massachusetts Tax-Exempt Trust

By:	Jonathan Diorio	By:	Jonathan Diorio
Title:	Vice President	Title:	Vice President

BlackRock MuniYield New Jersey Fund, Inc.		BlackRock MuniYield California Quality Fund, Inc.

By:	Jonathan Diorio	By:	Jonathan Diorio
Title:	Vice President	Title:	Vice President

BlackRock MuniYield Quality Fund III, Inc.		BlackRock MuniEnhanced Fund, Inc.

By:	Jonathan Diorio	By:	Jonathan Diorio
Title:	Vice President	Title:	Vice President

BlackRock MuniYield Pennsylvania Quality Fund

By:	Jonathan Diorio
Title:	Vice President

[Signature Page to Omnibus Amendment to Tender and Paying Agent Agreement]

The parties list below hereby consent to this Amendment:

Citibank, N.A., as Liquidity Provider By:	Citigroup Global Markets Inc., as Remarketing Agent By:
Name:	Name:
Title:	Title:

[Signature Page to Omnibus Amendment to Tender and Paying Agent Agreement]